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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 20, 2002, included in InterDigital Communications Corporation's Form 10-K for the year ended December 31, 2001.


                                                  /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
April 4, 2002